EXHIBIT 32

SECTION 906 CERTIFICATION BY DWIGHT O. SEEGMILLER

In connection with the quarterly report of Hills Bancorporation (the “Company”) on Form 10-Q for the quarter ended September 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dwight O. Seegmiller, Director, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 8, 2024	By: /s/ Dwight O. Seegmiller
Dwight O. Seegmiller, Director, President and Chief Executive Officer

SECTION 906 CERTIFICATION BY ANTHONY V. ROETLIN

In connection with the quarterly report of Hills Bancorporation (the “Company”) on Form 10-Q for the quarter ended September 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Anthony V. Roetlin, Treasurer, Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 8, 2024	By: /s/ Anthony V. Roetlin
Anthony V. Roetlin, Treasurer, Chief Financial Officer and Chief Accounting Officer

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